SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): October 10, 2003
                                                      -------------------


                          GK INTELLIGENT SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of Incorporation or organization)

             000-22057                                 76-0513297
----------------------------------          ---------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)

2602 Yorktown Place, Houston, Texas 77056                77056
-----------------------------------------                -----
(Address of principal executive offices)               (Zip Code)

                                 (713) 626-1504
              (Registrant's telephone number, including area code)

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Item 5.  Other Events

     Distribution Agreement with NPI Management Group, Inc.
     -----------------------------------------------------

     On October 10, 2003, GK Intelligent Systems, Inc., entered into a Software Distribution Agreement with NPI Management Group, Inc. Pursuant to the agreement, NPI was granted the worldwide distribution rights for a period of 48 months to the Company's shrink wrapped boxed software program known as "Around the Web in 80 Minutes." Within ninety (90) days of the execution of the Agreement NPI shall invest into the Company a minimum of fifty thousand dollars ($50,000) to be used solely for the upgrading of the product for market readiness. Additional investments of cash from NPI to the Company, up to a maximum of one hundred and fifty thousand dollars ($150,000) may be necessary and will be determined by mutual consent of the parties to this agreement based on the expert opinions of the contractors performing the product upgrades.

     In addition to the upgrade fee set forth above, NPI shall pay the Company a royalty of fifteen percent (15%) of all gross revenues for the Software sold, licensed, delivered or otherwise transferred pursuant to the Agreement by NPI or anyone acting on its behalf, for its benefit or through a grant of rights from it. Royalties shall be payable quarterly within ten (10) days following the close of the quarter during which the royalties accrued with adjustments following a year-end audit.

     A copy of the Agreement between the Company and NPI is attached to this report as Exhibit 99.1 and incorporated herein by reference.

     Press Release Annoucing NPI Distribution Agreement.
     --------------------------------------------------

     On October 13, 2003, GK Intelligent Systems, Inc., issued a News Release announcing that it that on October 10, 2003 it signed an agreement with NPI Management Group, Inc. (NPI) granting NPI exclusive global distribution rights to the Company's awaink wrapped boxed software program known as "Around the Web in 80 Minutes."

     A copy of the News Release, which is hereby incorporated by reference in this Current Report on Form 8-K, is attached hereto as Exhibit 99.2

     The information in this Current Report on Form 8-K, including the exhibit, is furnished under "Item 5. Other Events" in accordance with SEC Release No. 33-8216. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                GK Intelligent Systems, Inc.
                                                (Registrant)


Date: October 14, 2003                           /S/ Gary F. Kimmons
                                                --------------------------
                                                By:  Gary F. Kimmons
                                                Its: President, CEO and CFO

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                               INDEX TO EXHIBITS


Exhibit Number                  Exhibit
--------------                  ---------
99.1                            Software Distribution Agreement with NPI
99.2                            Press Release dated October 13, 2003*

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.


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